UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15(D)

 OF THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported):  August 28, 2007

 M/I HOMES, INC.

 (Exact name of registrant as specified in its charter)

 Ohio

1-12434

31-1210837

 (State or Other Jurisdiction

(Commission

(I.R.S. Employer

 of Incorporation)

File Number)

IdentificationNo.)

 3 Easton Oval, Suite 500, Columbus, Ohio
43219

 (Address of Principal Executive Offices)
(Zip Code)

      (614) 418-8000

 (Telephone Number)

 N/A

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.12)
 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 28, 2007, M/I Homes, Inc. (the “Registrant”) entered into the First Amendment (the “First Amendment”) to the Second Amended and Restated Credit Agreement dated October 6, 2006 (the "Credit Facility") among the Registrant, as Borrower, the Lenders (as defined in the Second Amended and Restated Credit Agreement) party thereto and JPMorgan Chase Bank, N.A., as Agent for the Lenders (the “Second Amended and Restated Credit Agreement”).  Among other things, the First Amendment amends the Second Amended and Restated Credit Agreement in the following respects:

 1.
reduces the Aggregate Commitment from $650,000,000 to $500,000,000;

 2.

incrementally reduces the required ratio of the Registrant’s consolidated EBITDA, as defined therein, to consolidated interest incurred (the “Interest Coverage Ratio” or “ICR”) beginning with the quarter ended December 31, 2007 and continuing through the quarter ended March 31, 2009, and then slightly increases the Interest Coverage Ratio to 1.5 to 1.0 thereafter;

 3.

allows the Interest Coverage Ratio measured on a rolling four quarter basis to be below 1.0 to 1.0 for three quarters during the term of the Credit Facility if the ratio of indebtedness to consolidated tangible net worth (the “Leverage Ratio”) is less than 1.0 to 1.0 at the end of each such quarters;

 4.

adds a quarterly interest coverage ratio (the “Quarterly ICR”) when ICR is below 1.0 to 1.0 and provides that the Quarterly ICR may not be less than 1.0 to 1.0 for more than four consecutive quarters during the term of the Credit Facility;

 5.

reduces the maximum permitted Leverage Ratio if the Registrant’s Interest Coverage Ratio is less than 2.00 to 1.00, with the amount of the decrease dependent on the amount by which the Interest Coverage Ratio is below 2.00 to 1.00;

 6.
increases certain pricing provisions when the Registrant’s Interest Coverage Ratio is less than 2.00 to 1.00;

 7.
provides that the value of speculative houses in the borrowing base shall not exceed $125,000,000; and

 8.
increases the permitted percentage of speculative houses relative to total house closings.

The foregoing summary is qualified in its entirety by reference to the  First Amendment which governs the Credit Facility and is filed as
Exhibit 10.1 to this Form 8-K.

ITEM 9.01                      FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

 Exhibit No.
Description of Documents

 10.1
First Amendment To Second Amended and Restated Credit Agreement dated August 28, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 31, 2007

M/I Homes, Inc.

 By:
/s/ Ann Marie W. Hunker

Ann Marie W. Hunker

Vice President, Controller

and Chief Accounting Officer

Index to Exhibits

 Exhibit No.
Description of Documents

 10.1
First Amendment To Second Amended and Restated Credit Agreement dated August 28, 2007.